SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2022
Share-Based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
In November 2006, the Board of Directors approved the Option Scheme. The Option Scheme will expire in November 2026, following the renewal in November 2016. The terms and conditions remain unchanged from those originally adopted in November 2006 and permit the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid-in capital. In the six months ended June 30, 2022, additional paid-in capital was credited with $0.7 million relating to the fair value of options granted in January 2019, March 2019, February 2020, May 2021 and February 2022.

In February 2022, the Company awarded a total of 435,000 options to officers, employees and directors, pursuant to the Option Scheme. The options have a five-year term and a three-year vesting period and the first options will be exercisable from February 2023 onwards. The initial strike price was $8.73 per share.

Total unrecognized compensation cost relating to the outstanding options under the Option Scheme was $1.6 million as of June 30, 2022 (December 31, 2021: $1.0 million).